FAIR VALUE MEASUREMENTS	12 Months Ended
Dec. 31, 2013
Fair Value Measurements Disclosure [Abstract]
Fair Value Measurements Disclosure

10.       FAIR VALUE MEASUREMENTS

Assets and Liabilities Measured at Fair Value on a Recurring Basis

The fair values of derivative financial instruments classified as assets and liabilities as of December 31, 2013 and 2012 consisted of the following (in millions):

	December 31, 2013			December 31, 2012
		Fair Value Measurements			Fair Value Measurements
	Fair Value	Level 2	Level 3	Fair Value	Level 2	Level 3
Assets:
Interest rate swaps	$135	$135	$—	$295	$295	$—
Cross-currency swaps	321	321	—	112	112	—
Total	$456	$456	$—	$407	$407	$—

Liabilities:
Interest rate swaps	$50	$50	$—	$1	$1	$—
Equity award reimbursement
obligation	11	—	11	19	—	19
Total	$61	$50	$11	$20	$1	$19

The fair value of interest rate swaps, classified as Level 2, utilized a DCF analysis based on the terms of the contract and expected forward interest rates, and incorporates the credit risk of the Company and each counterparty. The fair value of cross-currency swaps, classified as Level 2, utilized a DCF analysis based on expected forward interest and exchange rates, and incorporates the credit risk of the Company and each counterparty. The fair value of the equity award reimbursement obligation, classified as Level 3, utilized a Black-Scholes model to determine the estimated weighted-average fair value of Time Warner stock options outstanding, which was $33.00 per option as of December 31, 2013. The weighted-average assumptions used in the Black-Scholes model were as follows: expected volatility of Time Warner common stock of 22.87%, expected term of 0.16 years, risk-free rate of 0.04% and expected dividend yield of 1.65%.

Changes in the fair value of the equity award reimbursement obligation, valued using significant unobservable inputs (Level 3), from January 1 through December 31 are presented below (in millions):

	2013	2012	2011
Balance at beginning of year	$19	$22	$20
Losses recognized in other income (expense), net	10	9	5
Payments to Time Warner for awards exercised	(18)	(12)	(3)
Balance at end of year	$11	$19	$22

Assets Measured at Fair Value on a Nonrecurring Basis

The Company's assets measured at fair value on a nonrecurring basis include equity-method investments, long-lived assets, indefinite-lived intangible assets and goodwill. The Company reviews the carrying amounts of such assets whenever events or changes in circumstances indicate that the carrying amounts may not be recoverable or at least annually as of July 1 for indefinite-lived intangible assets and goodwill. Any resulting asset impairment would require that the asset be reduced to its fair value. Refer to Note 6 for further details regarding the results of the Company's annual impairment analysis.

In early 2012, TWC ceased making its existing wireless service available to new customers. As a result, during the fourth quarter of 2011, the Company impaired $60 million of assets related to the provision of wireless service that will no longer be utilized. Refer to Note 5 for further details.

Fair Value of Other Financial Instruments

The Company's other financial instruments not measured at fair value on a recurring basis include (a) cash and equivalents, receivables, accounts payable, accrued liabilities and, as of December 31, 2012, mandatorily redeemable preferred equity, which are reflected at cost in the consolidated balance sheet, and (b) short-term investments in U.S. Treasury securities and long-term debt not subject to fair value hedge accounting, which are reflected at amortized cost in the consolidated balance sheet. With the exception of long-term debt, cost and amortized cost approximates fair value for these instruments due to their short-term nature. The carrying value and related estimated fair value of the Company's long-term debt, excluding capital leases, was $25.003 billion and $25.187 billion, respectively, as of December 31, 2013 and $26.664 billion and $31.759 billion, respectively, as of December 31, 2012. Estimated fair values for long-term debt are determined by reference to the market value of the instrument as quoted on a national securities exchange or in an over-the-counter market (Level 1).